As filed with the Securities and Exchange Commission on March 17, 2015

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

GlobeImmune, Inc.

(Exact name of registrant as specified in its charter)

Delaware	84-1353925
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

1450 Infinite Drive

Louisville, CO 80027

(Address of principal executive offices) (Zip code)

2014 Equity Incentive Plan

2014 Employee Stock Purchase Plan

(Full title of the plan)

Timothy C. Rodell, M.D.

Chief Executive Officer and President

GlobeImmune, Inc.

1450 Infinite Drive

Louisville, CO 80027

(303) 625-2700

(Name and address of agent for service) (Telephone number, including area code, of agent for service)

Copies to:

Brent D. Fassett

Francis R. Wheeler

Matthew P. Dubofsky

Cooley LLP

380 Interlocken Crescent, Suite 900

Broomfield, Colorado 80021

Tel: (720) 566-4000

Fax: (720) 566-4099

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☒

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered (1)	Proposed Maximum Offering Price per Share (2)	Proposed Maximum Aggregate Offering Price (2)	Amount of Registration Fee
Common Stock, par value $0.001 per share	287,577 shares	$6.87	$1,975,654.00	$230.00

(1)	Pursuant to Rule 416(a) of the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement shall also cover any additional shares of the Registrant’s Common Stock that become issuable under the plans as set forth herein by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without receipt of consideration that increases the number of outstanding shares of the Registrant’s Common Stock.
(2)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) promulgated under the Securities Act. The offering price per share and aggregate offering price are based upon the average of the high and low prices of the Registrant’s Common Stock as reported on the NASDAQ Capital Market on March 12, 2015, in accordance with Rule 457(c) of the Securities Act.

The chart below details the calculation of the registration fee:

Title of Securities to be Registered	Number of Shares	Offering Price Per Share	Aggregate Offering Price
Common Stock, par value $0.001 per share, reserved for future issuance under the 2014 Equity Incentive Plan	230,062	$6.87	$1,580,525.94
Common Stock, par value $0.001 per share, reserved for future issuance under the 2014 Employee Stock Purchase Plan	57,515	$6.87	$395,128.05

Total	287,577		$1,975,653.99

EXPLANATORY NOTE

This Registration Statement on Form S-8 is being filed for the purpose of registering an additional (i) 230,062 shares of the Registrant’s Common Stock to be issued pursuant to the Registrant’s 2014 Equity Incentive Plan; and (ii) 57,515 shares of the Registrant’s Common Stock to be issued pursuant to the Registrant’s 2014 Employee Stock Purchase Plan.

INCORPORATION BY REFERENCE OF CONTENTS OF REGISTRATION

STATEMENT ON FORM S-8

GlobeImmune, Inc. is hereby registering an additional (i) 230,062 shares of the Registrant’s Common Stock to be issued pursuant to the Registrant’s 2014 Equity Incentive Plan; and (ii) 57,515 shares of the Registrant’s Common Stock to be issued pursuant to the Registrant’s 2014 Employee Stock Purchase Plan. The contents of the Registration Statement on Form S-8 (File No. 333-199232), as filed with the Securities and Exchange Commission (the “Commission”) on October 9, 2014, is incorporated herein by reference.

EXHIBITS

Exhibit Number	Description

3.1 (1)	Amended and Restated Certificate of Incorporation of the Registrant, as currently in effect.

3.2 (2)	Amended and Restated Bylaws of the Registrant, as currently in effect.

4.1 (3)	Form of Registrant’s Common Stock Certificate.

5.1	Opinion of Cooley LLP.

23.1	Consent of Cooley LLP (included in Exhibit 5.1).

23.2	Consent of KPMG LLP, independent registered public accounting firm.

24.1	Power of Attorney (included on the signature page of this Form S-8).

99.1 (4)	2002 Stock Incentive Plan

99.2 (5)	2014 Equity Incentive Plan

99.3 (6)	2014 Employee Stock Purchase Plan

(1)	Previously filed as Exhibit 3.1 to Registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 9, 2014, and incorporated herein by reference.
(2)	Previously filed as Exhibit 3.5 to Registrant’s Registration Statement on Form S-1, as amended (File No. 333-194606), filed with the Securities and Exchange Commission on March 17, 2014, and incorporated herein by reference.
(3)	Previously filed as Exhibit 4.1 to Registrant’s Registration Statement on Form S-1, as amended (File No. 333-194606), filed with the Securities and Exchange Commission on March 17, 2014, and incorporated herein by reference.
(4)	Previously filed as Exhibit 10.1 to Registrant’s Registration Statement on Form S-1, as amended (File No. 333-194606), filed with the Securities and Exchange Commission on March 17, 2014, and incorporated herein by reference.
(5)	Previously filed as Exhibit 10.2 to Registrant’s Registration Statement on Form S-1, as amended (File No. 333-194606), filed with the Securities and Exchange Commission on March 17, 2014, and incorporated herein by reference.
(6)	Previously filed as Exhibit 10.3 to Registrant’s Registration Statement on Form S-1, as amended (File No. 333-194606), filed with the Securities and Exchange Commission on March 17, 2014, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Louisville, State of Colorado, on March 17, 2015.

GLOBEIMMUNE, INC.

By:	/s/ Timothy C. Rodell
Timothy C. Rodell, M.D.
Chief Executive Officer and President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Timothy C. Rodell and C. Jeffrey Dekker, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Timothy C. Rodell Timothy C. Rodell, M.D.	Chief Executive Officer, President and Director (Principal Executive Officer)	March 17, 2015

/s/ C. Jeffrey Dekker C. Jeffrey Dekker	Vice President, Finance and Treasurer (Principal Financial and Accounting Officer)	March 17, 2015

/s/ J. William Freytag J. William Freytag, Ph.D.	Chairman of the Board of Directors and Director	March 17, 2015

/s/ Augustine J. Lawlor Augustine J. Lawlor	Director	March 17, 2015

/s/ Dan J. Mitchell Dan J. Mitchell	Director	March 17, 2015

/s/ S. Edward Torres S. Edward Torres	Director	March 17, 2015

EXHIBIT INDEX

Exhibit Number	Description

3.1 (1)	Amended and Restated Certificate of Incorporation of the Registrant, as currently in effect.

3.2 (2)	Amended and Restated Bylaws of the Registrant, as currently in effect.

4.1 (3)	Form of Registrant’s Common Stock Certificate.

5.1	Opinion of Cooley LLP.

23.1	Consent of Cooley LLP (included in Exhibit 5.1).

23.2	Consent of KPMG LLP, independent registered public accounting firm.

24.1	Power of Attorney (included on the signature page of this Form S-8).

99.1 (4)	2002 Stock Incentive Plan

99.2 (5)	2014 Equity Incentive Plan

99.3 (6)	2014 Employee Stock Purchase Plan

(1)	Previously filed as Exhibit 3.1 to Registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 9, 2014, and incorporated herein by reference.
(2)	Previously filed as Exhibit 3.5 to Registrant’s Registration Statement on Form S-1, as amended (File No. 333-194606), filed with the Securities and Exchange Commission on March 17, 2014, and incorporated herein by reference.
(3)	Previously filed as Exhibit 4.1 to Registrant’s Registration Statement on Form S-1, as amended (File No. 333-194606), filed with the Securities and Exchange Commission on March 17, 2014, and incorporated herein by reference.
(4)	Previously filed as Exhibit 10.1 to Registrant’s Registration Statement on Form S-1, as amended (File No. 333-194606), filed with the Securities and Exchange Commission on March 17, 2014, and incorporated herein by reference.
(5)	Previously filed as Exhibit 10.2 to Registrant’s Registration Statement on Form S-1, as amended (File No. 333-194606), filed with the Securities and Exchange Commission on March 17, 2014, and incorporated herein by reference.
(6)	Previously filed as Exhibit 10.3 to Registrant’s Registration Statement on Form S-1, as amended (File No. 333-194606), filed with the Securities and Exchange Commission on March 17, 2014, and incorporated herein by reference.